UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

Woodward, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39265	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1081 Woodward Way
Fort Collins, Colorado		80524
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (970) 482-5811

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001455 per share	WWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 28, 2026, Woodward, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The stockholders considered five proposals, each of which is described more fully in the Company’s proxy statement for the Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s stockholders for the Annual Meeting. All vote totals have been rounded to the nearest whole share.

Proposal 1. Election of three directors for a three-year term to hold office until the third annual meeting after this Annual Meeting:

	For	Against	Abstain	Broker Non-Votes
David Hess	43,159,311	5,184,461	147,992	5,126,867
Mary Petryszyn	47,779,137	613,281	99,346	5,126,867
Tana Utley	47,134,432	1,250,143	107,189	5,126,867

Proposal 2. Advisory resolution to approve the compensation of the Company’s named executive officers:

For	44,599,306
Against	3,681,409
Abstain	211,050
Broker Non-Votes	5,126,867

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2026:

For	52,541,505
Against	1,038,273
Abstain	38,854
Broker Non-Votes	0

Proposal 4. Approve an amendment to the Company’s Certificate of Incorporation to eliminate certain supermajority voting requirements contained therein:

For	47,706,228
Against	672,162
Abstain	113,374
Broker Non-Votes	5,126,867

Proposal 5. Approve an amendment to the Company’s Certificate of Incorporation to eliminate cumulative voting rights in director elections:

For	46,856,809
Against	1,496,382
Abstain	138,574
Broker Non-Votes	5,126,867

Pursuant to the foregoing, the three nominees were elected to serve on the Company’s Board of Directors, and Proposals 2, 3, 4, and 5 were each approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOODWARD, INC.

Dated:	February 3, 2026	By:	/s/ Karrie M. Bem
Karrie M. Bem Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer